                        Nuveen Rittenhouse Growth Fund

                               Semiannual Report

                               January 31, 1998


NUVEEN RITTENHOUSE GROWTH FUND
Portfolio of Investments (Unaudited)
January 31, 1998

Shares           Description                                            Market Value
-------------------------------------------------------------------------------------
                 COMMON STOCKS - 86.8%

                 Capital Goods - 6.4%
    11,000       Emerson Electric Co.                                   $    665,500
    17,000       General Electric Company                                  1,317,500
-------------------------------------------------------------------------------------
                 Consumer Cyclicals - 2.9%
    15,000       The Home Depot, Inc.                                        904,688
-------------------------------------------------------------------------------------
                 Consumer Staples - 24.8%
     6,500       Bestfoods                                                   633,750
    17,000       The Coca-Cola Company                                     1,100,750
    16,000       Colgate-Palmolive Company                                 1,172,000
    11,500       Gillette Company                                          1,135,625
    29,000       PepsiCo, Inc.                                             1,045,813
    16,000       The Procter & Gamble Company                              1,254,000
    12,500       The Walt Disney Company                                   1,332,031
-------------------------------------------------------------------------------------
                 Energy - 3.6%
    10,500       Royal Dutch Petroleum Company                               538,125
     8,000       Schlumberger Limited                                        589,500
-------------------------------------------------------------------------------------
                 Financials - 17.4%
    12,000       American International Group, Inc.                        1,323,750
    19,000       Federal Home Loan Mortgage Corporation                      845,500
    21,000       Federal National Mortgage Association                     1,296,750
     3,500       General Re Corporation                                      728,438
     9,500       NationsBank Corporation                                     570,000
    17,000       Norwest Corporation                                         620,500
-------------------------------------------------------------------------------------
                 Health Care - 19.9%
    10,000       Abbott Laboratories                                         708,125
    18,000       Johnson & Johnson                                         1,204,875
    12,000       Medtronic, Inc.                                             612,750
    11,000       Merck & Co., Inc.                                         1,289,750
    14,500       Pfizer Inc.                                               1,188,093
    16,000       Schering-Plough Corporation                               1,158,000
-------------------------------------------------------------------------------------
                 Technology - 11.8%
    20,000       Automatic Data Processing, Inc.                           1,196,250
    20,000       First Data Corporation                                      612,500
    18,000       Hewlett-Packard Company                                   1,080,000
     9,500       Intel Corporation                                           769,500
-------------------------------------------------------------------------------------
                 Total Common Stocks - (cost $26,284,498)                 26,894,063
-------------------------------------------------------------------------------------
Principal Amount Description                                            Market Value
-------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 3.2%

$1,000,000       Swiss Bank Repurchase Agreement, 5.500%, 2/02/98          1,000,000
-------------------------------------------------------------------------------------
                 Total Short-Term Investments - (cost - $1,000,000)        1,000,000
                 --------------------------------------------------------------------
                 Total Investments - (cost $27,284,498) - 90.0%           27,894,063
                 --------------------------------------------------------------------
                 Other Assets Less Liabilities - 10.0%                     3,105,606
                 --------------------------------------------------------------------
                 Net Assets - 100%                                       $30,999,669
                 ====================================================================

                                      See accompanying notes to financial statements.

NUVEEN RITTENHOUSE GROWTH FUND
Statement of Net Assets (Unaudited)
January 31, 1998


--------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $27,284,498) (note 1)              $27,894,063
Cash                                                                                126,287
Receivables:
     Dividends and interest                                                          20,767
     Shares sold                                                                  2,983,509
Deferred organization costs (note 1)                                                173,010
--------------------------------------------------------------------------------------------
        Total assets                                                             31,197,636
--------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
     Management fees (note 4)                                                        14,409
     12b-1 distribution and service fees (notes 1 and 4)                                180
     Other                                                                          183,378
--------------------------------------------------------------------------------------------
        Total liabilities                                                           197,967
--------------------------------------------------------------------------------------------
Net assets (note 5)                                                             $30,999,669
--------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                      $ 1,366,190
Shares outstanding                                                                   66,847
Net asset value and redemption price per share                                  $     20.44
Offering price per share (net asset value per share plus maximum sales
  charge of 5.25% of offering price)                                            $     21.57
--------------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                      $ 1,272,180
Shares outstanding                                                                   62,263
Net asset value, offering and redemption price per share                        $     20.43
--------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                      $   735,211
Shares outstanding                                                                   35,981
Net asset value, offering and redemption price per share                        $     20.43
--------------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                      $27,626,088
Shares outstanding                                                                1,350,723
Net asset value, offering and redemption price per share                        $     20.45
--------------------------------------------------------------------------------------------

                                             See accompanying notes to financial statements.

NUVEEN RITTENHOUSE GROWTH FUND
Statement of Operations (Unaudited)
For the period December 31, 1997 (commencement of operations) through January 31, 1998


--------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                              $    23,936
Interest                                                                                     4,153
--------------------------------------------------------------------------------------------------

Total investment income                                                                     28,089
--------------------------------------------------------------------------------------------------

Expenses
Management fees (note 4)                                                                    19,150
12b-1 service fees - Class A (notes 1 and 4)                                                    22
12b-1 distribution and service fees - Class B (notes 1 and 4)                                   83
12b-1 distribution and service fees - Class C (notes 1 and 4)                                   76
Shareholders' servicing agent fees and expenses                                                  4
Custodian's fees and expenses                                                                3,325
Trustees' fees and expenses (note 4)                                                           166
Professional fees                                                                            1,776
Shareholders' reports - printing and mailing expenses                                        1,000
Federal and state registration fees                                                          1,112
Amortization of deferred organization costs (note 1)                                         2,990
--------------------------------------------------------------------------------------------------

Total expenses before expense reimbursement                                                 29,704
Expense reimbursement (note 4)                                                              (4,741)
--------------------------------------------------------------------------------------------------

Net expenses                                                                                24,963
--------------------------------------------------------------------------------------------------

Net investment income                                                                        3,126
--------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                         (138)
Net change in unrealized appreciation or depreciation of investments                       609,565
--------------------------------------------------------------------------------------------------

Net gain from investments                                                                  609,427
--------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                             $   612,553
==================================================================================================

                                 See accompanying notes to financial statements.



NUVEEN RITTENHOUSE GROWTH FUND
Statement of Changes in Net Assets (Unaudited)
For the period December 31, 1997 (commencement of operations) through January 31, 1998


------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $       3,126
Net realized gain (loss) from investment transactions (notes 1 and 3)                 (138)
Net change in unrealized appreciation or depreciation of investments               609,565
------------------------------------------------------------------------------------------

Net increase in net assets from operations                                         612,553
------------------------------------------------------------------------------------------

Net proceeds from sale of shares (note 2)                                       30,287,116
------------------------------------------------------------------------------------------

Net increase in net assets                                                      30,899,669
Net assets at the beginning of period                                              100,000
------------------------------------------------------------------------------------------

Net assets at the end of period                                              $  30,999,669
==========================================================================================

Balance of undistributed net investment income at end of period              $       3,126
==========================================================================================

                                 See accompanying notes to financial statements.

NUVEEN RITTENHOUSE GROWTH FUND
Notes to Financial Statements (Unaudited)

1.   General Information and Significant Accounting Policies

The Nuveen Rittenhouse Growth Fund (the "Fund") is a series of the Nuveen Investment Trust II (the "Trust") which was organized as a Massachusetts business trust in 1997. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on December 31, 1997, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 12, 1997.

The Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs

The costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 31, 1997 (commencement of operations) through January 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


2.  Fund Shares

Transactions in Fund shares for the period December 31, 1997 (commencement of operations) through January 31, 1998, were as follows:

                                        Shares      Amount
                                     -----------  ------------
  Shares sold:
        Class A                           65,597  $ 1,341,436
        Class B                           61,013    1,247,005
        Class C                           34,731      709,020
        Class R                        1,349,473   26,989,655
                                     -----------  -------------

     Net increase................      1,510,814  $30,287,116
                                     ===========  =============


3. Securities Transactions

Purchases and sales (including maturities) of investments securities for the period December 31, 1997 (commencement of operations) through January 31, 1998, were as follows:

---------------------------------------------------------------------------------------
Purchases:
 Investment securities (other than U.S. government obligations)       $26,284,498
 U.S. government obligations                                               99,797
 Short-term investments                                                26,306,000

Sales:
 Investment securities (other than U.S. government obligations)                 -
 U.S. government obligations                                               99,710
 Short-term investments                                                25,306,000
 ========================================================================================

At January 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $609,565 of which $947,298 related to appreciated securities and $337,733 related to depreciated securities.



4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follow:


Average daily net asset value                                             Management fee
------------------------------------------------------------------------------------------
For the first $125 million                                                    .8500 of 1 %
For the next $125 million                                                     .8375 of 1
For the next $250 million                                                     .8250 of 1
For the next $500 million                                                     .8125 of 1
For the next $1 billion                                                       .8000 of 1
For net assets over $2 billion                                                .7875 of 1
==========================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly-owned subsidiary of The John Nuveen Company, under which Rittenhouse manages the Fund's investment portfolio. Rittenhouse is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

During the period December 31, 1997 (commencement of operations) through January 31, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of the John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $50,100, of which approximately $49,700 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period December 31, 1997 (commencement of operations) through January 31, 1998, the Distributor compensated authorized dealers directly with approximately $400 in commission advances with respect to Class B and C Shares at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and services fees collected on Class B and C Shares were retained by the Distributor.

5. Composition of Net Assets

At January 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-----------------------------------------------------------------------------
Capital paid-in                                                  $30,387,116

Balance of undistributed net investment income                         3,126

Accumulated net realized gain (loss) from investment tranactions        (138)

Net unrealized appreciation of investments                           609,565
-----------------------------------------------------------------------------
Net assets                                                       $30,999,669
=============================================================================

NUVEEN RITTENHOUSE GROWTH FUND
Financial Highlights (Unaudited)

Selected data for a common share outstanding is as follows:

Class (Inception date)               Operating performance            Less distributions
                                  ---------------------------      ------------------------
                                                          Net
                                                 realized and                                                       Total
                              Net                  unrealized       Dividends                                      return
                            asset          Net    gain (loss)            from                                          on
                            value   investment           from             net    Distributions      Net asset         net
                        beginning       income        invest-      investment     from capital      value end       asset
                        of period    (loss)(b)          ments          income            gains      of period    value(a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (12/97)
   1998 (d)                $20.00       $(.01)         $  .45           $   -          $     -         $20.44       2.20%

CLASS B (12/97)
   1998 (d)                 20.00        (.02)            .45               -                -          20.43       2.15

CLASS C (12/97)
   1998 (d)                 20.00        (.02)            .45               -                -          20.43       2.15

CLASS R (12/97)
   1998 (d)                 20.00           -             .45               -                -          20.45       2.25
---------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental data
                         ----------------------------------------------------------------------------------------
                                             Ratio of          Ratio of      Ratio of          Ratio of
                                             expenses               net      expenses               net
                                                   to        investment            to        investment
                                              average     income (loss)       average     income (loss)
                                                  net        to average           net        to average     Port-
                                               assets        net assets        assets        net assets     folio
                            Net assets         before            before         after             after     turn-           Average
                         end of period     reimburse-        reimburse-    reimburse-        reimburse-      over        commission
                        (in thousands)           ment              ment      ment (b)          ment (b)      rate     rate paid (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (12/97)
   1998 (d)                    $ 1,366          1.52%*           (.65)%*         1.35%*           (.48)%*      -  %          $.0600

CLASS B (12/97)
   1998 (d)                      1,272           2.27*           (1.33)*          2.10*           (1.16)*      -              .0600

CLASS C (12/97)
   1998 (d)                        735           2.27*           (1.16)*          2.10*            (.99)*      -              .0600

CLASS R (12/97)
   1998 (d)                     27,626           1.31*            (.06)*          1.10*              .15*     -               .0600
-----------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.
(d) From commencement of class operations as noted through January 31, 1998.